SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            FORM 8-K/A

                          CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         December 13, 1999
                           Date of Report
                  (Date of Earliest Event Reported)

                        THE HYDROGIENE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                   12335 World Trade Drive, Suite 8
                          San Diego, CA 92128
              (Address of principal executive offices)

                             858/675-8033
                         FAX: 858/675-0380
                    Registrant's telephone number

                          DECURION CORPORATION
                          1504 R Street, N.W.
                        Washington, D.C.  20009
                     Former name and former address

              Florida         0-26417        91-1853701
           (State or other    (Commission    (I.R.S. Employer
           jurisdiction of    File Number)   Identification No.)

ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS

     THIS ADMENDMENT IS FILED TO CORRECT TYPOGRAPHICAL ERRORS
       IN THE FINANCIAL STATEMENTS IN THE FORM 8-K/A FILED
                   ON FEBRUARY 29, 2000

             THE HYDROGIENE CORPORATION AND
                      SUBSIDIARIES
               (A DEVELOPMENT STAGE COMPANY)


                       CONTENTS

           PAGE 1   INDEPENDENT AUDITORS' REPORT

           PAGE 2-3 CONSOLIDATED BALANCE SHEETS AT
                    DECEMBER 31, 1998 AND 1997

           PAGE 4   CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE YEARS ENDED DECEMBER 31, 1998
                    AND 1997 AND FOR THE PERIOD FROM
                    DECEMBER 28, 1995 (INCEPTION) TO
                    DECEMBER 31, 1998

           PAGE 5   CONSOLIDATED STATEMENTS OF
                    CHANGES IN STOCKHOLDERS'
                    DEFICIENCY FOR THE PERIOD FROM
                    DECEMBER 28, 1995 (INCEPTION) TO
                    DECEMBER 31, 1998

          PAGES 6-7 CONSOLIDATED STATEMENTS OF CASH
                    FLOWS FOR THE YEARS ENDED
                    DECEMBER 31, 1998 AND 1997 AND FOR
                    THE PERIOD FROM DECEMBER 28, 1995
                    (INCEPTION) TO DECEMBER 31, 1998

          PAGES 8-23 NOTES TO CONSOLIDATED FINANCIAL
                    STATEMENTS

           INDEPENDENT AUDITORS' REPORT

           To the Board of Directors of:
           The Hydrogiene Corporation

           We have audited the accompanying consolidated balance sheets of The Hydrogiene Corporation and Subsidiaries (a development stage company) as of December 31, 1998 and 1997 and the related consolidated statements of operations, changes in stockholders' deficiency and cash flows for the years then ended and for the period from December 28, 1995
           (Inception) to December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of The Hydrogiene Corporation and Subsidiaries (a development stage company) as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended and for the period from December 28, 1995 (Inception) to December 31, 1998 in conformity with generally accepted accounting principles.

           The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the consolidated financial statements, the Company's recurring losses from operations, working capital deficiency and stockholders' deficiency raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                         WEINBERG & COMPANY, P.A.


           Boca Raton, Florida
           February 18, 2000


             THE HYDROGIENE CORPORATION
            (A DEVELOPMENT STAGE COMPANY)
             CONSOLIDATED BALANCE SHEETS
             DECEMBER 31, 1998 AND 1997

                   ASSETS

                                  1998           1997
           Current assets
              Cash           $    41,169         $    1,182
              Accounts receivable    694                -
              Prepaid expense      2,990                -
                 Total Assets     44,853              1,182

           PROPERTY & EQUIPMENT -
           NET                    41,476             22,555

           OTHER ASSETS
              Royalty advances-
              license agreement     -                 2,777
           Total Other Assets       -                 2,777

           TOTAL ASSETS      $    86,329      $      26,514


           LIABILITIES AND STOCKHOLDERS' DEFICIENCY

           CURRENT LIABILITIES
              Cash overdraft      $      21,505       $     -
               Accounts payable         584,198        214,120
               Payroll tax payable
               and accrued               44,209         11,100
               Accrued compensation      79,262         78,009
               Interest payable          14,005            636
               Loans payable -          363,480        202,701
                  CURRENT
               Obligation under capital
               lease - current            5,392          5,817
               Accrued royalty fees-
               related party             63,133            -
               Total Current          1,175,184        512,383
                Liabilities

           LONG-TERM LIABILITIES
           Obligation under              15,336         10,976
            capital lease
               Loans payable              7,925           -

               Total Liabilities      1,198,445        523,359

           COMMITMENTS AND
           CONTINGENCIES (Note 6)


           STOCKHOLDERS' DEFICIENCY
    Preferred stock, $.0001 par value,
      50,000,000 shares authorized,
      none issued and outstanding               -         -

    Common stock, $.0001 par value,
    50,000,000 shares authorized,
   12,343,501 and 3,466,796 shares issued
   and outstanding in 1998 and 1997,
   respectively                          1,234           347

   Additional paid in capital          3,873,372      243,653
   Accumulated deficit during
   development stage                 (4,914,922)     (740,845)
                                     (1,040,316)     (496,845)
   Less subscriptions receivable      (71,800)            -
   Total Stockholders'
        Deficiency                   (1,112,116)     (496,845)

           TOTAL LIABILITIES AND
           STOCKHOLDERS' DEFICIENCY
                                  $       86,329       $ 26,514

           See accompanying notes to consolidated financial statements



           THE HYDROGIENE CORPORATION AND SUBSIDIARIES
           (A DEVELOPMENT STAGE COMPANY)
           CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   FOR THE PERIOD
                    FOR THE YEAR    FOR THE YEAR   FROM  DECEMBER 28
                        ENDED           ENDED      1995 (INCEPTION) TO
                    DECEMBER 31,    DECEMBER 31,   DECEMBER 31, 1998
                    1998            1997
SALES               $    8,920      $  5,834        $    14,754
COST OF SALES          124,534        37,510            162,044

GROSS PROFIT         (115,614)      (31,676)           (147,290)

OPERATING EXPENSES
Officer compen       2,287,084       79,600            2,366,684
  Consulting           892,857      209,025            1,102,294
  Employee comp
  and taxes            185,799       32,955              218,754
  Depreciation          14,459        8,278               25,111
  Professional fees    220,161       37,674              264,718
  Research and          36,809       -                    49,764
   Development
  Royalty expense      112,583       8,287               120,870
  Advertising           38,348       101,245             160,355
  Other selling,
  general admin.
  expenses              252,499       155,907             437,056
  Total Operating     4,040,599       632,971           4,745,606
  Expenses

LOSS FROM OPERATIONS  (4,156,213)   (664,647)          (4,892,896)

OTHER INCOME (EXPENSE)
  Interest expense       (16,322)     (4,242)            (20,564)
  Loss on abandonment
   of leasehold         (1,650)       -                 (1,650)
   improveents
  Interest income          108           26                 188
  Total Other Income
   (Expense)          (17,864)          (4,216)           (22,026)

NET LOSS             $(4,174,077)    $ (668,863)    $   (4,914,922)

Net loss per share - basic
  and diluted         $  (0.48)      $    (0.11)    $        (0.71)

Weighted average
number of shares
outstanding during
the period  basic
 and diluted          8,737,087        6,016,132         6,938,147

         See accompanying notes to consolidated financial statements

                    THE HYDROGIENE CORPORATION
                  (A DEVELOPMENT STAGE COMPANY)
         STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD FROM DECEMBER 29, 1995 (INCEPTION) TO DECEMBER 31, 1998

                                                  ADDITIONAL
                            COMMON STOCK          PAID-IN
                      SHARES         AMOUNT       CAPITAL
__________________________________________________________________________
Founders' stock
issued for cash      2,179, 434     $     218      $    802

Net loss 1996
Balance,
December 31, 1996     2,179,434           218           802

Founder's stock
issued for cash       1,025,616           103           377
Stock issued for cash   112,177            1         102,489
Stock issued
 for services           149,569           15         139,985
Net loss 1997
Balance,
 December 31, 1997    3,466,796          347         243,653

Stock issued for cash     5,342            1          2,499
Stock issued for
  services            2,942,878          294        2,913,372
Warrants issued
 for services                                          29,900
Stock issued for
officers accrued
salary                  339,735           34          158,966
Recapitalization:
 Stock issued
 to High Climbers, Inc.
 stockholders         2,397,750          239          17,261
Accumulated deficit
 of High
 Climbers, Inc.        -                 -                  -
Reclassificiation of
 accumulated deficit      -           -                (17,500)
Stock issued for
 accrued royalty fee     45,000            5             44,995
Stock issued in private
 placement            2,946,000          294            449,706
Stock issued for
 services               200,000           20             30,520
Net loss 1998           -                 -                -

BALANCE,
DECEMBER 31, 1998    12,343,501     $  1,234       $  3,873,372


   See accompanying notes to consolidated financial statements

                    THE HYDROGIENE CORPORATION
                  (A DEVELOPMENT STAGE COMPANY)
         STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD FROM DECEMBER 29, 1995 (INCEPTION) TO DECEMBER 31, 1998
                            ACCUMULATED
                            DEFICIT DURING SUBSCRIPTIONS        TOTAL
                            DEVELOPMENT    RECEIVABLE
                            STAGE
Founders' stock
 issued for cash            $ -             $ -                     1,020
Net loss 1996                (71,982)         -                   (71,982)
Balance, December 31, 1996   (71,982)         -                   (70,962)

Founders' stock issued
for cash                       -              -                       480
Stock issued for cash          -              -                   102,500
Stock issued for services      -              -                   140,000
Net loss 1997               (668,863)         -                  (668,863)
Balance, December 31, 1997  (740,845)         -                  (496,845)

Stock issued for cash          -              -                     2,500
Stock issued for services      -              -                 2,913,666
Warrants issued for services   -              -                    29,900
Stock issued for
officers accrued salary        -              -                   159,000
Recapitalization:
 Stock issued to High
 Climbers, Inc.
  stockholders                 -              -                    17,500
  Accumulated deficit of High
    Climbers, Inc.           (17,500)         -                   (17,500)
  Reclassification of
  accumulated deficit         17,500          -                       -
Stock issued for
accrued royalty fee           -               -                    45,000
Stock issued in
 private placement            -            (71,800)               378,200
Stock issued for services     -               -                    30,540
Net loss 1998             (4,174,077)         -                 (4,174,077)

BALANCE,
 DECEMBER 31, 1998        (4,914,922)    $ (71,800)            $(1,112,116)

         See accompanying notes to consolidated financial statements.

                    THE HYDROGIENE CORPORATION
                 (A DEVELOPMENT STAGE ENTERPRISE)
                     STATEMENT OF CASH FLOWS
                                                                    FOR THE PERIOD
                                FOR THE YEAR        FOR THE YEAR        FROM DECEMBER 28
                                 ENDED                ENDED           1995 (INCEPTION) TO
                                DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998

CASH FLOWS FROM OPERATING
 ACTIVITIES:
Net loss                        $  (4,174,077)     $  (668,863)         $ (4,914,922)
Adjustments to reconcile
 net loss to net cash used
 in operating activities:
 Depreciation and amortization         14,459           8,278                 25,111
Loss on abandoment of
 leasehold imp.                         1,650             -                     1,650
 Expenses incurred on issuance of
  common stock                      3,178,106          140,000              3,318,106
 Changes in operating assets and
  liabilities:
 Increase (decrease) in:
  Accounts receivable                   (694)            -                      (694)
  Prepaid expense                     (2,990)            -                    (2,990)
  Cash overdraft                        21,505           -                     21,505
  Accounts payable                     370,081         197,204                584,199
  Payroll taxes payable and
    accrued                             33,109          11,100                 44,209
  Accrued compensation                   1,253          78,009                 79,262
  Interest payable                      13,368             637                 14,005
  Accrued royalty fees                  65,910         (2,777)                 63,133

 Net cash used in
  operating activities                (478,320)      (236,412)                (767,426)

CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Purchase of property and equipment     (9,369)        (5,436)                (23,603)

 Net cash used in investing activities  (9,369)        (5,436)                (23,603)

CASH FLOWS FROM FINANCING
ACTIVITIES:
 Repayment of loans                   (269,200)           -                  (269,200)
 Payment on capital lease
 obligations                              (717)        (2,179)                 (2,896)
 Loan proceeds                          416,893        141,479                619,594
 Proceeds from issuance of
  common stock                          380,700        102,980                484,700

 Net cash provided
  by financing activities               527,676        242,280                 832,198

NET INCREASE IN CASH                     39,987            432                   41,169

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                      1,182            750                      -
                                 ___________________    _______________  __________________

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                    $      41,169      $   1,182            $       41,169


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During 1998 and 1997 the Company entered into certain capital lease agreements
 (see Note 6)

      See accompanying notes to consolidated financial statements


              THE HYDROGIENE CORPORATION
             (A DEVELOPMENT STAGE COMPANY)
             NOTES TO FINANCIAL STATMENTS
           AS OF DECEMBER 31, 1998 AND 1997

           NOTE 1   SUMMARY OF SIGNIFICANT ACOUNTING
           POLICIES AND ORGANIZATION

           (A) Organization

           On December 28, 1995, Hydrogiene Corporation ("HC-Delaware"), was incorporated in Delaware. The Hydrogiene Corporation ("HC-California") was incorporated in the State of California on August 21, 1997.

           On September 1, 1997, HC-Delaware, the predecessor, was merged into HC-California. The merger was treated as a combination of entities under common control and, accordingly, recorded at historical cost. The accompanying consolidated financial statements reflect the operations of both companies for the periods presented. Concurrent with the merger, HC-Delaware changed its name to Magna IV, Ltd. and was never dissolved. Therefore, it remains as an inactive subsidiary.

           On October 13, 1998, The Hydrogiene Corporation, ("THC"), a Nevada corporation, acquired all the net assets of HC-California by issuing one share of its common stock for each share of HC-California common stock outstanding. HC-California was never dissolved and remains as an inactive affiliate.

           On October 14, 1998, High Climbers, Inc. ("HCI"), an inactive shell Florida corporation quoted at that time on the NASD
           OTCBB, acquired all of the outstanding stock of THC. The merger agreement stipulated that HCI issue to the shareholders of THC 2.1367 shares of HCI's common stock for every one share held by THC's stockholders. As a result of the merger, the shareholders of THC received 6,754,571 shares and became shareholders of approximately 72% of HCI. Generally accepted accounting principles require that the company whose shareholders retain a majority voting interest in a combined business be treated as the acquirer for accounting purposes. As a result, the merger was treated as an acquisition of HCI by THC and as a recapitalization of THC. Accordingly, the financial statements include the following: (1) the balance sheet consists of the THC's net assets at historical cost and HCI's net assets at historical cost and (2) the statement of operations includes the THC's operations for the period presented and the operations of HCI from the date of merger. HCI changed its name to The Hydrogiene Corporation (hereinafter referred to as "the Company").

            The Company manufactures and markets a family of personal hygiene products similar to European cleansing, therapy and sitz bath systems. The Company currently is in the development stage and activities to date include fund raising, product design and development, and establishment of markets.

           (B)  Principles of Consolidation

           The consolidated financial statements includes the accounts of the Company and its wholly-owned inactive subsidiaries, Magna IV, Ltd., The Hydrogiene Corporation, a Nevada
           Corporation, and Hydrogiene Corporation de Mexico, S.A. de C.V. All intercompany balances and transactions have been eliminated in consoidation.

           (C) Use of Estimates

           In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

           (D) Cash and Cash Equivalents

           For purposes of the cash flow statements, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

           (E) Fair Value of Financial Instruments

           Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties other than in a forced sale or liquidation.

           The carrying amounts of the Company's accounts payable, accrued liabilities, and loans payable approximates fair value due to the relatively short period to maturity for these instruments.

           (F)  Stock Options and Warrants

           In accordance with Statement of Financial Accounting
           Standards No. 123, ("SFAS 123") the Company has elected to account for Stock Options and Warrants issued to employees under Accounting Principles Board Opinion No. 25 ("APB
           Opinion No. 25") and related interpretations. The Company accounts for stock options and warrants issued to nonemployees for services under the fair value method of SFAS 123.

           (G)  Property and Equipment

           Property and equipment are stated at cost and depreciated using the double-declining balance method over the estimated economic useful lives of 3 to 7 years. Expenditures for maintenance and repairs are charged to expense as incurred. Major improvements are capitalized.

           (H) Revenue Recognition and Cost of Goods Sold

           The Company recognizes revenue upon shipment of products. Cost of goods sold in 1998 and 1997 includes the cost of impaired inventory disposed of.

           (I) Income Taxes

           The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

           (J) Advertising Costs

           In accordance with the Accounting Standards Executive
           Committee Statement of Position 93-7 ("SOP 93-7"), costs incurred for producing and communicating advertising of the Company are charged to operations.

           (K) Concentration of Credit Risk

           The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

           (L) Loss Per Share

           Basic and diluted net loss per common share for the years ended December 31, 1998 and 1997 is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share".
           In accordance with the Securities and Exchange Commission
           Staff Accounting Bulletin Topic 4(D), for purposes of computing loss per share, a nominal issuance of 1,025,616 common shares in 1997 and 2.777.641 common shares in 1998 has been treated as outstanding for all reported periods in the accompanying consolidated financial statements. Common stock equivalents have not been included in the computation of diluted loss per share since the effect would be anti-dilutive. At December 31, 1998 there were 550,505 warrants issued and outstanding that could potentially dilute earnings per share in future periods.

           (M) Business Segments

           The Company applies Statement of Financial Accounting
           Standards No. 131 "Disclosures about Segments of an
           Enterprise and Related Information." The Company operates in one segment and therefore segment information is not presented.

           (N) Recent Accounting Pronouncements

           The Financial Accounting Standards Board has recently issued several new accounting pronouncements. Statement No. 133, "Accounting for Derivative Instruments and Hedging
           Activities", as amended by Statement No. 137, establishes accounting and reporting standards for derivative instruments and related contracts and hedging activities. This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The Company believes that its adoption of pronouncement No. 133, as amended by No. 137, will not have a material effect on the Company's financial position or results of operations.

           NOTE  2  STOCK SUBSCRIPTION RECEIVABLE

           Pursuant to a Regulation D, Rule 504 private offering in 1998, the Company issued 2,946,000 shares of common stock to investors for proceeds of $450,000 (See Note 7(C)). As of December 31, 1998 the Company received $378,200 in cash and recorded a stock subscription receivable of $71,800. The Company received the $71,800 in 1999.

           NOTE  3  PROPERTY AND EQUIPMENT

           The following is a summary of property and equipment at December 31:

                                           1998                   1997
           Computer software               $    6,117           $6,117
           Furniture and fixtures               3,029            3,029
           Office equipment                    10,089            5,089
           Equipment under capital lease       23,623           18,973
           Automobile                          16,012             -
           Leasehold improvements               7,718             -
           Less: Accumulated depreciation     (25,112)         (10,653)
              Property and equipment - net  $  41,476          $22,555

           NOTE  4    ACCRUED COMPENSATION

           The Company has employment agreements with two individuals to serve as the Chief Executive Officer and Vice President-Communications of the Company (See Note 6(C). The
           individuals agreed to defer payment of the amounts owed to them pursuant to the agreements due to the Company's lack of funds. During 1998, $74,600 of accrued compensation from
           1997 and $85,000 from 1998, totaling $159,000, was converted
           to common stock at $1.00 per share.   Additional compensation
           expense of $1.00 per share or $159,000 was recognized on the conversion date based on a recent cash offering price of $2.00
           per share.    The Company owed the individuals $79,262 and
           $74,600 at December 31, 1998 and 1997, respectively, which is included in accrued compensation in the balance sheets.

           NOTE  5    NOTES AND LOANS PAYABLE

           The following schedule reflects notes and loans payable at December 31:

                                                        1998        1997
           Note payable, interest at 20.27%
           per annum,$308 due monthly
           until August 2002,secured by
           an automobilewith a book value
            of $12,810                            $     9,806     $    -

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  56,000       90,650

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  20,000       10,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                   5,000        5,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                   60,000      25,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  110,798     10,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                    -         20,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                    30,000    20,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                   5,000       5,000

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                   1,700       1,700

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  2,851        2,851

           Loan payable, non-interest
           bearing, due on demand,
            unsecured                                 12,500       12,500

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  2,500       -

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                 49,250       -

           Loan payable, non-interest
            bearing, due on demand,
            unsecured                                  1,000       -

           Loan payable, non-interest
           bearing, due on demand,
            unsecured                                   5,000      -

                                                      371,405      202,701

            Less current portion                      363,480      202,701

                                                    $   7,925  $         0

           NOTE  6 COMMITMENTS AND
           CONTINGENCIES

           (A)     Capital Lease Agreements

           The Company leases office equipment under non-cancelable capital lease agreements.

           Future minimum lease payments under capital leases are as follows at December 31, 1998


           1998                            $   -
           1999                             12,344
           2000                              7,333
           2001                              5,650
           2002                              2,012
           2003                                507
             Total                          27,846
             Less interest                   7,118
                                            20,728
             Less current portion            5,392
                                      $     15,336

           (B)     Operating Leases

           The Company leases corporate office space under operating leases. These leases have remaining terms varying from the years 2003 through 2004.

           Future minimum lease payments under operating leases are as follows at December 31, 1998.

           1999                        71,400
           2000                        73,200
           2001                        75,100
           2002                        77,200
           2003                        56,400
                             $        353,300

           Rent expense under operating leases for the years ended December 31, 1998 and 1997 was $27,800 and $13,127, respectively.

           (C)     Employment Agreements

           The Company entered into an employment agreement with a principal stockholder effective on August 21, 1997. The agreement calls for the individual to become the Chief
           Executive Officer of the Company at an annual salary of $144,000 expiring on August 21, 2002. The agreement automatically renews for succeeding terms of three years each unless notice is received by either party prior to the expiration. The agreement also calls for medical coverage, life insurance and the use of two company provided vehicles.

           The Company entered into an employment agreement with a stockholder effective August 21, 1997. The agreement calls for the individual to become the Vice-President of Communications for the Company at an annual salary of $75,000 expiring on August 20, 2002. The agreement automatically renews for succeeding terms of three years each unless notice is received by either party prior to the expiration. The agreement also calls for medical coverage, life insurance and the use of one company vehicle.

           (D)     Consulting Agreements

           On August 12, 1997, the Company entered into a consulting agreement to provide start-up financing. The agreement called for the consultant to provide a loan of $25,000 upon execution of the agreement. The agreement calls for a fee of $5,000 per month for 12 months. The $25,000 was received by the Company in 1997 and reflected as loans payable at December
           31, 1998 and 1997. Additionally, the balance of the fee due under the agreement was added to the loan payable, increasing it to $60,000 as of December 31, 19987. (See Note 5). Subsequently, in July 1999 the Company satisfied this loan by issuance of 180,000 restricted common shares.

           On March 7, 1998, the Company entered into an agreement with a consultant to provide advisory servicess and assist the Company in an offering to raise $2,000,000 in equity. The Agreement called for a monthly fee of $10,000 beginning the first month after the Company has received the initial $500,000 from the Offering. The cash payments were never made. Total funds raised were $450,000. The final compensation issued to he consultant was 320,000 common stock warrants and all toher consideration was cancelled purusant to a settlement agreement. (See Note 7(E))

           (E) License and Royalty Agreements

             (i)  License Agreement-Related Party

            On August 21, 1997, the Company entered into a Licensing Agreement with its principal stockholder to continue development, manufacturing and marketing of the predecessor's personal hygiene products. This Agreement calls for a royalty payment of 3% of gross sales of all Hyrdogiene products. The Agreement calls for a minimum royalty payment of $100,000 in year one, $250,000 in year two, and $300,000 for each subsequent year. The Agreement was effective the first month the Company began sales to customers, which was December
           1997. Royalty expense was $112,583 and $8,287 in 1998 and 1997, respectively. (See Note 7(D)).

             (ii)  Royalty Agreements

           During 1998 and 1997 the Company entered into royalty agreements with various individuals who paid monies to the Company in exchange for stipulated royalties based on sales volume. Due to the minimal sales during 1998 and 1997, in 1999 the Company agreed to cancel all the royal agreements, consider all amounts paid to the Company as loans and then convert certain of these loans to common stock of the Company (see Note 11). Accordingly, all amounts are reflected as loans at December 31, 1998 and 1997 (see Note 5).

           (F)   Indemnification

           The Board of Directors has authorized the indemnification of its officers, directors, agents, fiduciaries or employees against any claim, liability or expense arising against or incurred by such person acting on behalf of the Company. As of December 31, 1998 and 1997 the Company had not obtained any insurance policy providing such indemnification. During 1999 the Company incurred approximately $17,000 in legal fees on behalf of its Chairman of the Board/CEO. (see Note 6 (G)(iii).

           (G)     Litigation, Claims, and Assessments

             (i) Litigation with Creditors

             The Company is party to various lawsuites, some of which have been reduced to judgements. These lawsuits and /or judgements agggregate $34,6226 and are reflected in accounts payable as of December 31, 1998.

             (ii)  Other Significant Claims

           The Company is in process of negotiating the settlement of approximately thirty two separate claims against it, primarily from vendors and services providers, aggregating approximately $185,000 as of the date of this report. All amounts relating to 1998 and 1997 have been expensed and accrued as accounts payable at December 31, 1998 and 1997, respectively.

             (iii)  Litigation Relating to Officers and Directors

           On August 23, 1999, the City of San Diego filed a criminal complaint against The Hydrogiene Corporation, it Chief Executive Officer and director, and another director of the Company, for 120 counts of misleading statements regarding the health benefits of the Company's products and publishing a general announcement of a securities offering that did not conform to the California Corporations Code. All counts were misdemeanors. Subsequently, the court dismissed the charges against the Company and the other director and accepted the Chief Executive Officer's no contest plea. The Chief Executive Officer was sentenced to a 3-year probation on the condition that he violate no laws, perform community service and pay a $10,000 fine and $200 in restitution. Based upon the indemnification discussed in Note 6(G) above, the Company will incur the cost of the $10,000 fine.

           NOTE  7 STOCKHOLDERS' EQUITY

           (A)     Retroactive Restatement of Capital

           Pursuant to the mergers, acquisitions and recapitalizations discussed in Note 1(A), all share quantities, amounts and par value in the accompanying consolidated financial statements have been retroactively restated.

           (B) Preferred Stock

           The Company authorized 50,000,000 shares of preferred stock at $0.0001 par value to be issued in one or more series with such rights, preferences, and restrictions as determined by the Board of Directors at the time of authorization of issuance. At December 31, 1998 and 1997 there were none issued and outstanding.

           (C) Stock Issued for Cash

           In January 1996 the Company issued 2,179,434 shares of common stock to its founders for $1,020.

           In August 1997 the Company issued 1,025,616 shares of common stock to its founders for $480.

           In December 1997 the Company issued 106,835 shares of common stock for $100,000, and 5,342 shares for $2,500 in reliance on an exemption from the registration under the Securities Act of 1933, as amended.

           During the period of January to June 1998 the Company issued another 5,342 shares of common stock for cash of $2,500.

           During 1998 the Company issued 2,946,000 shares of common stock for $450,000 in reliance on a Regulation D, Rule 504 exemption from registration under the Securities Act of 1933, as amended.

           (D) Stock Issued for Services

           In December 1997 the Company issued 149,569 common shares for services valued for financial accounting purposes at $140,000 based upon the then recent cash offering price of the material cash issuance of 106,835 shares discussed above.

           During the period from January to September 1998 the Company issued 2,942,878 common shares for services performed in 1998 to employees, officers, directors and third parties. The shares were valued for financial accounting purposes based upon the then most recent cash offering price of the material cash issuance of 106,835 shares discussed above. Accordingly, compensation expense of $2,754,666 was recognized.

           During the period from January to June 1998 the Company issued 309,821 common shares and in October 1998 issued
           29,914 common shares to officers for $159,000 in accrued salaries. The difference between the exchange price and the fair market value based upon the most recent cash offering price of the material cash issuance of 106,835 shares discussed above aggregating $159,000 was recognized as additional compensation expense at the issuance date. (See Note 4)

           On October 13 and October 14, 1998 the Company recapitalized through a reincorporation and merger, respectively. (See Note 1(A))

           On November 18, 1998 the Company issued 45,000 common shares for accrued royalty fees due to a related party of $45,000. The difference between the $1.00 per share price and recent cash offering price under the private placement (see Note 7(C)) was recorded as additional paid-in capital.

           During the period from October 14, 1998 to December 31, 1998 the Company issued 200,000 common shares for services performed in 1998 valued for financial accounting purposes at the then recent cash offering price under the private placement of $0.1527. Compensation expense of $30,540 was recognized on the grant date.

           (E) Common Stock Warrants

           The Company issued 320,505 warrants during 1998, at an exercise price of $0.25 per share as consideration for assistance with the $450,000 cash offering. The fair market value of the warrants, aggregating $ 41,665, was estimated on the grant date using the Black-Scholes option pricing model as required under SFAS 123 with the following weighted average assumptions:
           expected dividend yield 0%, volatility 0%, risk-free interest rate 5.0%, expected option life 1 year. The value of the warrants is a direct offering expense and accordingly, has been charged to equity in 1998.

           The Company issued 230,000 warrants during 1998, at an exercise price of $0.25 per share to a 1998 advertising service provider. The fair market value of the warrants, aggregating $ 29,900, was estimated on the grant date using the Black-Scholes option pricing model as required under SFAS 123 with the following weighted average assumptions: expected dividend yield 0%, volatility 0%, risk-free interest rate 5.0%, expected option life 1 year. The $29,900 was charged to 1998 selling, general and administrative expense at the grant date.

           NOTE  8 INCOME TAXES

           Income tax expense (benefit) for the years ended December 31, 1998 and 1997 is summarized as follows:

                                           1998                 1997

           Current:
             Federal                     $    -            $     -
             State                            -                  -
             Deferred-Federal and State    1,192,403           202,309
             Change in Valuation
                Allowance                 (1,192,403)         (202,309)
           Income tax expense (benefit)     $    -         $    -

           The Company's tax expense differs from the "expected" tax expense for the years ended December 31, 1998 and 1997, as follows:

                                                1998           1997
             U.S. Federal income tax
              provision (benefit)           $(1,419,186)     (227,413)
             Nondeductible stock based
             compensation                     1,080,556        47,600
             Effect of net operating loss
                  carryforward                  338,630       179,813

                                             $    -         $    -

           The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, are as follows:

                                                      1998      1997
           Deferred tax assets:
             Net operating loss carryforward      $  338,630    $179,813
             Stock based compensation              1,080,556      47,600
                Total gross deferred tax
                assets                             1,419,186     227,413
                Less valuation allowance           1,419,186     227,413

                Net deferred tax assets          $    -         $    -

           At December 31, 1998, the Company had net operating loss carryforwards of approximately $996,000 for U.S. federal income tax purposes available to offset future taxable income expiring on various dates beginning in 2016 through 2018.

           The valuation allowance at January 1, 1998 was $227,413. The net change in the valuation allowance during the year ended December 31, 1998 was an increase of $1,191,773.


           NOTE  9 RELATED PARTIES

           Accrued compensation to officers was exchanged for common stock (see Note 4)).

           The Company has a license agreement with its principal stockholder whereby royalties are paid to that stockholder based on product sales and stipulated minimum payments (see Note 6
           (E)).

           Accrued royalty fees to a principal stockholder were exchanged for common stock (see Note 7(D)).

           The Company has an employment agreement with its principal stockholder (see Note 6 (C)).

           During 1998 and 1997, the Company paid $5000 each year of expenses on behalf of an affiliate owned by the Chief Executive Officer. These amounts were charged against loans and accrued salaries due to that officer, in each respective year.

           The Company indemnifies its officers and directors.  (See Note
           6(F)).

           NOTE  10     GOING CONCERN

           As reflected in the accompanying financial statements, the Company has had continuing losses and at December 31, 1998, has a working capital deficiency and stockholders' deficiency of $1,130,331 and $1,112,116, respectively. The Company has continuing losses during 1999 and 2000. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

           The Company has continued its product design and development oefforts to increase the marketability of its products. In addition, the Company has settled various loans payables and other liabilities during 1999 through the issuance of its common stock. (See Note 11) The company intends to file a Form SB-2 with the Securities and Exchange Commission during the year 2000 to raise additional equity capital. Management believes that actions presently taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

           NOTE  11     SUBSEQUENT EVENTS

             (A)    Merger

           Pursuant to an Agreement and plan of Reorganization (the "Acquisition Agreement") effective December 13, 1999, the Company acquired all the outstanding shares of common stock of Decurion Corporation ("Decurion"), a Delaware corporation, from the shareholders thereof in exchange for an aggregate 1,500,000 shares of common stock of the Company (the "Acquisition").

           The Acquisition was approved by the unanimous consent of the Board of Directors of the Company on November 29, 1999.
           The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue
           Code of 1986, as amended. For financial accounting purposes the acquisition wil be accounted for using the purchase methods of accounting.

           Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Decurion Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 13, 1999.

             (B)    Private Placement and Other Stock and Option
           Issuances

           During 1999 the Company issued 13,600,000 common shares for cash of $596,000 under Regulation D of the Securities Act of 1933, as amended.

           During 1999 the Company issued 6,850,000 common shares for accrued royalties. The shares were valued at their fair market value of $960,000 for financial reporting purposes based on the quoted market price of the stock on the grant dates. The difference between the accrued royalties at the grant dates and the fair market value was charged to royalties expense.

           During 1999 the Company issued 4,494,054 common shares for consulting services. The shares were valued at their fair market value aggregating $1,947,470 for financial reporting purposes based on the quoted market price of the stock on the grant dates. The value was charged to consulting expense in 1999 since all services were performed in that year.

           During 1999 the Company issued 1,701,666 common shares to officers and employees for services. The shares were valued at their fair market value aggregating $1,115,791 for financial reporting purposes based on the quoted market price of the stock on the grant dates. The value was charged to compensation expense in 1999 since all services were performed in that year.

           During 1999 the Company issued 446,400 common shares for debt of $80,000. The shares were valued at their fair market value aggregating $97,434 for financial reporting purposes based on the quoted market price of the stock on the grant dates. The Company recognized a loss on debt extinguishment of $14,434 at the exchange dates.

           During 1999 the Company granted approximately 75,000 common stock options at an exercise price of $.80 per share and 6,000,000 common stock opotions at an exercise priice of $0.15 per share to employees and nonemployees. Compensation expense based on the option values was recognized on the grant dates pursuant to APB 25 for employees and SFAS 123 for nonemployees.

           (C)    Consulting Agreements

           In 1999, the Company entered into a one year agreement with a consultant to provide strategic planning services. The agreement calls for the consultant to receive an annual payment of $100,000 or 500,000 shares of common stock. The agreement expires on June 6, 2000. The 500,000 shares were issued in 1999 and valued for financial accounting purposes at the fair market value of the common stock on the grant date. The consulting expenses will be recognized over the contract life.

             (D)    Subsequent Borrowings

           During 1999 the Company borrowed $32,000 from an individual which was coverted into common stock during 2000.

             (E)    Subsequent Operations

           The Company has had continuing losses through the date of this report. (See Note 10).


           Exhibits:

           *2.1     Agreement and Plan of Reorganization and amendment
           thereto between The Hydrogiene corporation and Decurion Corporation, dated December 13, 1999.

           **EX-3.(i)      Articles of Incorporation of The Hydrogiene
           Corporation, as amended.

           **EX-3.(ii)     By-Laws of The Hydrogiene Corporation, as
           amended.

           **EX-27         Financial Data Schedule.
           __________________
           *Incorporated by reference from the Form 8-K filed by the Company December 13, 1999.
           **Submitted with Form 8-K/A filed by the Company on February
           29, 2000.

           SIGNATURES

           Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Hydrogiene Corporation


           Dated: February 25, 2000          Charles Kallmann

                                             Charles Kallmann